UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report:  December 20, 2017

Real Industry, Inc.

Delaware	001-08007	46-3783818
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3700 Park East Drive, Suite 300 Beachwood, OH 44122
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (805) 435-1255

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1

Item 7.01	Regulation FD Disclosure.

On December 20, 2017, Real Industry, Inc. (the “Company”), Real Alloy Intermediate Holding, LLC, Real Alloy Holding, Inc. (“Real Alloy”) and certain of the Real Alloy U.S. subsidiaries (collectively, the “Debtors”) filed their unaudited monthly operating report for the period from November 17, 2017 to November 30, 2017 (the “Monthly Operating Report”) with the Bankruptcy Court in the Chapter 11 Proceedings.  A copy of this report is contained in the attached Exhibit 99.1 and is incorporated herein by reference. This Current Report on Form 8-K (including the exhibits hereto) shall not be deemed to be an admission as to the materiality of any information required to be disclosed herein.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 and in Exhibit 99.1 furnished as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section, and shall not be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Cautionary Note Regarding the Monthly Operating Report

The Monthly Operating Report has been prepared by the Debtors solely for the purpose of complying with the monthly reporting requirements in the Chapter 11 Proceedings and is in a format acceptable to the United States Trustee. Any financial information contained therein is limited in scope and covers a limited time period. Such information is preliminary and unaudited, and is not prepared in accordance with U.S. generally accepted accounting principles (GAAP).

Cautionary Note Regarding the Company’s Common Stock

The Company cautions that trading in its securities during the pendency of the Chapter 11 Proceedings is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of such securities in the Chapter 11 Proceedings.

Additional Information on the Chapter 11 Proceedings

Court filings and other information related to the court-supervised proceedings are available at a website administered by the Company’s claims agent, Prime Clerk, at https://cases.primeclerk.com/realindustry.  Additional information on Real Industry can be found at its website www.realindustryinc.com.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which are based on our current expectations, estimates, and projections about the businesses and prospects of the Company, Real Alloy and their subsidiaries (“we” or “us”), as well as management’s beliefs, and certain assumptions made by management. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “should,” “will” and variations of these words are intended to identify forward-looking statements. Such statements speak only as of the date hereof and are subject to change. The Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason. These statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Forward-looking statements discuss, among other matters: our financial and operational results, as well as our expectations for future financial trends and performance of our business in future periods; our strategy; risks and uncertainties associated with Chapter 11 proceedings; the negative impacts on our businesses as a result of filing for and operating under Chapter 11 protection; the time, terms and ability to confirm a Chapter 11 plan of reorganization for our businesses; the adequacy of the capital resources of our businesses and the difficulty in forecasting the liquidity requirements of the operations of our businesses; the unpredictability of our financial results while in Chapter 11 proceedings; our ability to discharge claims in Chapter 11 proceedings; negotiations with the holders of Real Alloy’s Senior Secured Notes, its asset-based facility lender, and its trade creditors; risks and uncertainties with performing under the terms of the debtor-in-possession (“DIP”) financing arrangements and any other arrangement with lenders or creditors while in Chapter 11 proceedings; our ability to operate our businesses within the terms of any DIP financing; our forecasted uses of funds in our DIP budget; the impact of Real Alloy’s Chief Restructuring Officer on its restructuring efforts and negotiations with creditors and other stakeholders in the Chapter 11 proceedings; our ability to retain employees, suppliers and customers as a result of Chapter 11 proceedings; Real Alloy’s ability to conduct business as usual in the United States and worldwide; Real Alloy’s ability to continue to serve customers, suppliers and other business partners at the high level of service and performance they have come to expect from Real Alloy; our ability to continue to pay suppliers and vendors;  our ability to fund ongoing business operations through the DIP financing; the use of the funds anticipated to be received in the DIP financing arrangements;  the ability to control costs during Chapter 11 proceedings; the risk that our Chapter 11 proceedings may be converted to cases under Chapter 7 of the Bankruptcy Code; the ability of the Company to preserve and utilize the NOLs following Chapter 11 proceedings; the Company’s ability to secure operating capital; the Company’s ability to take advantage of opportunities to acquire assets with upside potential; the Company’s ability to execute on its strategic plan to evaluate and close potential M&A opportunities; our long-term outlook; our preparation for future market conditions; and any statements or assumptions underlying any of the foregoing. Such statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Accordingly, actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors.

Important factors that may cause such differences include, but are not limited to, the decisions of the bankruptcy court; negotiations with Real Alloy’s debtholders,  our creditors and any committee approved by the bankruptcy court;  negotiations with lenders on the definitive DIP financing documents; our ability to meet the requirements, and compliance with the terms, including restrictive covenants, of the DIP financing arrangements and any other financial arrangement while in Chapter 11 proceedings; changes in our operational or cash needs from the assumptions underlying our DIP budgets and forecasts; changes in our cash needs as compared to our historical operations or our planned reductions in operating expense; adverse litigation; changes in domestic and international demand for recycled aluminum; the cyclical nature and general health of the aluminum industry and related industries; commodity and scrap price fluctuations and our ability to enter into effective commodity derivatives or arrangements to effectively manage our exposure to such commodity price fluctuations; inventory risks, commodity price risks, and energy risks associated with Real Alloy’s buy/sell business model; the impact of tariffs and trade regulations on our operations; the impact of the recently approved U.S. tax legislation and any other changes in U.S. or non-U.S. tax laws on our operations or the value of our NOLs; our ability to successfully identify, acquire and integrate additional companies and businesses that perform and meet expectations after completion of such acquisitions; our ability to achieve future profitability; our ability to control operating costs and other expenses; that general economic conditions may be worse than expected; that competition may increase significantly; changes in laws or government regulations or policies affecting our current business operations and/or our legacy businesses, as well as those risks and uncertainties disclosed under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Real Industry, Inc.’s Forms 10-Q filed with the Securities and Exchange Commission (“SEC”) on May 10, 2017, August 8, 2017 and November 9, 2017 and Form 10-K filed with the SEC on March 13, 2017, and similar disclosures in subsequent reports filed with the SEC.

Item 9.01	Financial Statements and Exhibits

(d) EXHIBITS.  The following exhibits are filed herewith:

Exhibit 99.1Monthly Operating Report to the Bankruptcy Court, dated December 20, 2017.

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Monthly Operating Report to the Bankruptcy Court, dated December 20, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REAL INDUSTRY, INC.

Date: December 27, 2017	By:	/s/ Kelly G. Howard
	Name:	Kelly G. Howard
	Title:	Executive Vice President and General Counsel